UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2016

(Exact name of Registrant as specified in its charter)

Commission File Number

001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Registrant's Telephone Number including area code)

Not Applicable
Former Name or Former Address, If Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Due to a corporate restructure, approved by the Federal Deposit Insurance Corporation and the New York State Department of Financial Services, Pathfinder Bank, the operating subsidiary of Pathfinder Bancorp, Inc., will operate as a New York State Chartered Bank, effective June 1, 2016.

Due to detailed planning, no significant adverse impact is anticipated for the customers and vendors of Pathfinder Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                             PATHFINDER BANCORP, INC.

Date: June 1, 2016	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer